CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 15, 2002

                       Lehman ABS Corporation on behalf of

            CORPORATE-BACKED TRUST CERTIFICATES, SERIES 2001-1 TRUST CORPORATE-BACKED TRUST CERTIFICATES, SERIES 2001-4 TRUST CORPORATE-BACKED TRUST CERTIFICATES, SERIES 2001-7 TRUST CORPORATE-BACKED TRUST CERTIFICATES, SERIES 2001-15 TRUST
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                     333-75218                 13-3447441
(State or Other Jurisdiction       (Commission File           (I.R.S. Employer
     of Incorporation)                  Number)              Identification No.)

Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                      10019
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (212) 526-7000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:

---------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated February 1, 2001     Series 2001-1 Trust
---------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated January 22, 2001     Series 2001-2 Trust
---------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated January 25, 2001     Series 2001-3 Trust
---------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated January 29, 2001     Series 2001-4 Trust
---------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated February 2, 2001     Series 2001-5 Trust
---------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated March 1, 2001        Series 2001-6 Trust
---------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated March 2, 2001        Series 2001-7 Trust
---------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated March 8, 2001        Series 2001-8 Trust
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated March 14, 2001       Series 2001-9 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated March 22, 2001       Series 2001-10 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated March 28, 2001       Series 2001-11 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated April 3, 2001        Series 2001-12 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated April 10, 2001       Series 2001-14 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated April 30, 2001       Series 2001-15 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated May 1, 2001          Series 2001-16 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated May 2, 2001          Series 2001-17 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated May 8, 2001          Series 2001-18 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated May 11, 2001         Series 2001-19 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated May 22, 2001         Series 2001-20 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001         Series 2001-21 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001         Series 2001-22 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated December 1, 2001     Series 2001-23 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated December 8, 2001     Series 2001-24 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated December 14, 2001    Series 2001-25 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated December 21, 2001    Series 2001-26 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated December 28, 2001    Series 2001-27 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated July 24, 2001        Corning Debenture-Backed Series 2001-28
                                             Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated July 26, 2001        Georgia Pacific Debenture-Backed Series
                                             2001-29 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated July 27, 2001        Royal Caribbean Debenture-Backed Series
                                             2001-30 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates, Toys
Series Supplement dated July 31, 2001        "R" Us Debenture-Backed Series 2001-31
                                             Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated August 29, 2001      Liberty Media Debenture-Backed Series
                                             2001-32 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates, AT&T
Series Supplement dated September 5, 2001    Note-Backed Series 2001-33 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated September 6, 2001    Goodyear Tire & Rubber Note-Backed Series
                                             2001-34 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated September 21, 2001   Corning Debenture-Backed Series 2001-35
                                             Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates, Ford
Series Supplement dated November 15, 2001    Motor Co. Debenture-Backed Series 2001-36
                                             Trust
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated December27, 2001     Federal Express Corporation Note-Backed
                                             Series 2001-37 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates, W.R.
Series Supplement dated January 23, 2002     Berkley Capital Trust Securities-Backed
                                             Series 2002-1 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated February 21, 2002    Royal & Sun Alliance Bond-Backed Series
                                             2002-2 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated March 7, 2002        Brunswick Corporation Note-Backed Series
                                             2002-3 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated March 21, 2002       DaimlerChrysler Debenture-Backed Series
                                             2002-4 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Callable Zero Coupon Trust Certificates,
Series Supplement dated March 25, 2002       Series 2002-TVA-1 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated April 2, 2002        General Electric Capital Series Note-
                                             Backed Series 2002-5 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated April 16, 2002       Kinder Morgan Debenture-Backed Series
                                             2002-6 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates, AT&T
Series Supplement dated May 1, 2002          Wireless Services Note-Backed Series
                                             2002-7 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated May 23, 2002         BellSouth Debenture-Backed Series 2002-8
                                             Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates, News
Series Supplement dated June 3, 2002         America Debenture-Backed Series 2002-9
                                             Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates, AIG
Series Supplement dated June 6, 2002         Debenture-Backed Series 2002-10 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated June 7, 2002         Royal & Sun Alliance Bond-Backed Series
                                             2002-11 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated June 18, 2002        Motorola Debenture-Backed Series 2002-12
                                             Trust
--------------------------------------------------------------------------------------

Item 5. OTHER EVENTS

On July 15, 2002 distributions were made to the Holders of the Corporate-Backed Trust Certificates, Series 2001-1 Trust, Corporate-Backed Trust Certificates, Series 2001-4 Trust, Corporate-Backed Trust Certificates, Series 2001-7 Trust, and Corporate-Backed Trust Certificates, Series 2001-15 Trust (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibits hereto. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibits were filed as part of this report:

      1 Trustee's Distribution Statement to the Series 2001-1 Certificate Holders for the period ending July 15, 2002.

      2 Trustee's Distribution Statement to the Series 2001-4 Certificate Holders for the period ending July 15, 2002.

      3 Trustee's Distribution Statement to the Series 2001-7 Certificate Holders for the period ending July 15, 2002.

      4 Trustee's Distribution Statement to the Series 2001-15 Certificate Holders for the period ending July 15, 2002.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 31, 2002

                                        Lehman ABS Corporation


                                        By: /s/ Rene Canezin
                                                --------------------------------
                                        Name:   Rene Canezin
                                        Title:  Senior Vice President

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

      1 Trustee's Distribution Statement to the Series 2001-1 Certificate Holders for the period ending July 15, 2002.

      2 Trustee's Distribution Statement to the Series 2001-4 Certificate Holders for the period ending July 15, 2002.

      3 Trustee's Distribution Statement to the Series 2001-7 Certificate Holders for the period ending July 15, 2002.

      4 Trustee's Distribution Statement to the Series 2001-15 Certificate Holders for the period ending July 15, 2002.